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                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, __________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, $.01 par value per share, of Sterling Vision, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ____________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:


                                   Signature
                                            -----------------------


Signature Guaranteed:



                                     NOTICE


         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.



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To:    Sterling Vision, Inc.
       1500 Hempstead Turnpike
       East Meadow, New York  11554


                              ELECTION TO EXERCISE


                  The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ in accordance with the terms thereof; and the undersigned certifies that this Warrant is owned by the undersigned free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:


                             ---------------------

                             ---------------------

                             ---------------------
                    (Print Name, Address and Social Security
                          or Tax Identification Number)

       and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

The undersigned request that the shares to be issued pursuant to this Notice of Conversion be issued by issuance of a Certificate therefor to the above entity/individual.


Dated: ________________                           Name:_______________________
                                                         (Print)

Address:__________________________________________________________________



                                                  -----------------------------
                                                  (Signature)